Exhibit 32.2

Certification Pursuant to 18 U.S.C. 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report on Form 10-Q for the period ended November 30, 2004 (the “Report”) of Immucor, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I certify, to the best of my knowledge, that:

   (1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

January 14, 2005

      /s/ Steven C. Ramsey

Steven C. Ramsey
       Chief Financial Officer